                                                                Exhibit 10.xxxi

                             THE MEAD CORPORATION
                         EXCESS EARNINGS BENEFIT PLAN
                         ----------------------------

                               TABLE OF CONTENTS

SECTION 1 - GENERAL..............................................................       1
     1.1     History and Purpose.................................................       1
     1.2     Plan Funding and Administration.....................................       1
     1.3     Applicable Law......................................................       2
     1.4     Gender and Number...................................................       2
     1.5     Assignment..........................................................       2
     1.6     Plan Year...........................................................       2

SECTION 2 - PARTICIPATION........................................................       2
     2.1     Eligibility for Participation.......................................       2
     2.2     Participation Not Contract of Employment............................       2

SECTION 3 - DETERMINATION OF EXCESS EARNINGS BENEFIT AMOUNT......................       2
     3.1     Excess Earnings Benefit Amount......................................       2
     3.2     Unlimited Accrued Benefit...........................................       3
     3.3     Qualified Accrued Benefit...........................................       3

SECTION 4 - DISTRIBUTION OF EXCESS EARNINGS BENEFIT..............................       4
     4.1     Distribution to a Participant.......................................       4
     4.2     Distribution to a Surviving Spouse..................................       4
     4.3     Distribution in Discretionary Form..................................       4
     4.4     Distribution to a Beneficiary.......................................       5
     4.5     ECAP Credit in Lieu of Distribution.................................       6
     4.6     Distribution to Incapacitated Persons...............................       6

SECTION 5 - DISPUTE RESOLUTION...................................................       6
     5.1     Notice of Denial....................................................       6
     5.2     Notice of Appeal....................................................       6
     5.3     Decision on Appeal..................................................       7

SECTION 6 - AMENDMENT AND TERMINATION............................................       7

               THE MEAD CORPORATION EXCESS EARNINGS BENEFIT PLAN
               -------------------------------------------------


SECTION 1 - GENERAL
-------------------

     1.1  History and Purpose.  Effective January 1, 1976,  THE MEAD
          -------------------
CORPORATION, an Ohio corporation ("Mead") established The Mead Excess Benefits Plan (the "Prior Plan"). The Prior Plan was subsequently amended and restated, effective May 1, 1979, amended, effective November 1, 1986, and again amended and restated, effective October 27, 1988. The following provisions constitute an amendment, restatement, and continuation of the portion of the Prior Plan that is intended to be a "top hat plan" (within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA")) into a separate plan which shall be effective January 1, 1996, and shall be known as THE MEAD CORPORATION EXCESS EARNINGS BENEFIT PLAN (the "Plan"). The sole purpose of the Plan is to supplement the amount of the "Pension" (as defined in the Mead Retirement Plan) payable to or on account of any employee or former employee of Mead or of any "Affiliate" (as defined below) from The Mead Retirement Plan to the extent, if any, that the amount of his Pension is limited by application of the provisions of section 401(a)(17) of the Internal Revenue Code of 1986 (the "Code"). Mead and such Affiliates are sometimes referred to below individually, as an "Employer" and, collectively, as the "Employers." The term "Affiliate" means any entity during the period that it is, along with Mead, a member of a controlled group of corporations, a controlled group of trades and businesses, an affiliated service group or any other entity designate by the Secretary of the Treasury as described in sections 414(b), 414(c), 414(m), and 414(o), respectively, of the Code.

     1.2  Plan Funding and Administration.  The benefits payable under the Plan
          -------------------------------
are unfunded and are payable, when due, from the general assets of the Employers or, in the sole discretion of the Compensation Committee of the Board of Directors of Mead (the "Committee"), from the assets of a benefit trust, the assets of which shall be subject to the claims of the unsecured general creditors of the Employers. Notwithstanding the foregoing, in the event of a "Potential Change in Control" (as defined in Section 3.02 of Benefit Trust Agreement, a trust agreement established January 9, 1987 by and between Mead and Society Bank, National Association) the provisions of Benefit Trust Agreement shall become operative with respect to the Plan. The Plan shall be administered by the Vice-President-Human Resources of Mead (the "Administrator") who shall have the rights, powers and duties with respect to the Plan that are hereinafter set forth.

     1.3  Applicable Law.  The Plan will be construed and administered in
          --------------
accordance with the laws of the State of Ohio to the extent that those laws are not preempted by the laws of the United States of America.

     1.4  Gender and Number.  Where the context admits, words in any gender will
          -----------------
include any other gender, words in the singular will include the plural and words in the plural will include the singular.

     1.5  Assignment.  No Plan right or interest of any person under the Plan
          ----------
shall be assignable or transferable, in whole or in part, either directly or otherwise, including without limitation thereto, by execution, levy, attachment, garnishment, pledge or in any other manner, but excluding transfers by reason of death or mental incompetency; no attempted assignment or transfer thereof shall be effective; and no such right or interest shall be liable for, or subject to, any obligation or liability of any person.

     1.6  Plan Year.  The term "Plan Year" means the calendar year.
          ---------

SECTION 2 - PARTICIPATION
-------------------------

     2.1  Eligibility for Participation.  An employee shall become a Participant
          -----------------------------
in the Plan on the date on which he first has an "Excess Earnings Benefit" (as defined in subsection 3.1).

     2.2  Participation Not Contract of Employment.  The Plan does not
          ----------------------------------------
constitute a contract of employment and participation in the Plan will not give any employee the right to be retained in the employ of the Employers or Affiliates nor give any person any right or claim to any benefit under the terms of the Plan unless such right or claim has specifically accrued under the terms of the Plan.

SECTION 3 - DETERMINATION OF EXCESS EARNINGS BENEFIT AMOUNT
-----------------------------------------------------------

     3.1  Excess Earnings Benefit Amount.  A Participant's "Excess Earnings
          ------------------------------
Benefit" as at any date is an amount, if any, payable under this Plan commencing on the Participant's "Normal Retirement Date" (as defined in The Mead Retirement
Plan), which, when expressed as an annual amount payable as a single life annuity, is equal to the amount determined by reducing the amount of his "Unlimited Accrued Benefit" (as defined in subsection 3.2) as of that date by an amount equal to the sum of:

     (a) the amount of his "Qualified Accrued Benefit" (as defined in subsection 3.3) as of that date; and

     (b) the amount of his "Section 415 Excess Benefit" (determined in accordance with the provisions of The Mead Corporation Section 415 Excess Benefit Plan).

Notwithstanding the foregoing provisions of this subsection, if a Participant continues in the employ of the Employers and Affiliates after his Required Beginning Date (as defined in The Mead Retirement Plan), the amount of his Excess Earnings Benefit shall be recomputed as of the last day of each Plan Year, beginning with the Plan Year during which the Participant's Required Beginning Date occurs, taking into account amounts previously distributed to him under the Plan. If any such recomputation results in an additional Excess Earnings Benefit amount, that amount shall be distributed to him in accordance with paragraph 4.1(b).

     3.2  Unlimited Accrued Benefit.  A Participant's "Unlimited Accrued
          -------------------------
Benefit" as at any date is an amount equal to the amount of his "Accrued Benefit" (as determined in accordance with the provisions of The Mead Retirement Plan as of that date), computed without regard to:

     (a)      the limitations of section 415 of the Code;

     (b) the amount of any otherwise applicable reduction in the amount of his Accrued Benefit on account of any amount paid or payable:

              (i) to or on account of the Participant under any other "qualified" defined benefit pension plan maintained by any Employer; or

              (ii) to an "alternate payee" (as defined in section 414(p) of the
                   Code); or

     (c)      the limitation of section 401(a)(17) of the Code; but

     (d)      by taking into account the amount, if any, that:

              (i) the Participant elects to defer under the terms of The Mead Corporation Executive Capital Accumulation Plan ("EXCAP") for any applicable Plan Year, exclusive of any portion of a deferral that is attributable to long-term incentive compensation paid to him;

              (ii) the fair market value of each share of common stock of Mead issued, or deemed issued, to the Participant (whether or not subject to a risk of forfeiture) in lieu of cash payment of the Participant's base salary or short term incentive compensation for any applicable Plan Year, which value shall be determined as the closing price of a share of such stock on the New York Stock Exchange on the date payment is otherwise due or, if no Mead common stock is traded on that Exchange on that date for any reason, the next preceding day on which Mead common stock was traded on the New York Stock Exchange; and

        (iii) any amount paid to the Participant paid to the Participant in lieu of an annual incentive plan payment and not deferred by him under EXCAP.


     3.3      Qualified Accrued Benefit.  A Participant's "Qualified Accrued
              -------------------------
Benefit" as at any date is an amount equal to the amount of his Accrued Benefit (as determined in accordance with the provisions of The Mead Retirement Plan as of that date), but computed without regard to the amounts described in paragraphs 3.2(b)(i), 3.2(b)(ii) and 3.2(d) above, and limited in amount as required by the requirements of sections 401(a)(17) and 415 of the Code, as set forth in The Mead Retirement Plan.

SECTION 4 - DISTRIBUTION OF EXCESS EARNINGS BENEFIT
---------------------------------------------------

     4.1  Distribution to a Participant.  Subject to the following provisions of
          -----------------------------
the Plan, the "Present Value" (as defined and determined under the provisions of The Mead Retirement Plan) of the amount of a Participant's Excess Earnings Benefit shall be distributed to him, in a single lump sum, as soon as administratively feasible (but not more than 6 months) after:

     (a) the date as of which payment of his Pension is made or commenced under The Mead Retirement Plan in the case of an Excess Earnings Benefit attributable to his period of participation ending prior to his Required Beginning Date; or

     (b) the end of the Plan Year in which a right to an additional benefit arises in the case of an Excess Earnings Benefit attributable to any period of participation beginning on his Required Beginning Date.

Notwithstanding any other provision of the Plan, for purposes of this Section if a Participant's Excess Earnings Benefit described in paragraph (a) above is subject to distribution at any date prior to the Participant's Normal Retirement Date, then the amount of that benefit, as otherwise determined in accordance with the provisions of subsection 3.1, shall be reduced to reflect early commencement by application of any reduction factors that are applicable in determining the amount of the Pension payable to him under The Mead Retirement Plan as of that date.

     4.2  Distribution to a Surviving Spouse.  The surviving "Spouse" (as
          ----------------------------------
defined in The Mead Retirement Plan) of a deceased Participant who is entitled to receive a Pre-Retirement Survivor Pension (as defined in The Mead Retirement
Plan) shall be entitled to receive a Surviving Spouse Benefit from this Plan in an amount, if any, equal to the Present Value of the monthly Pre-Retirement Survivor Pension that she would have received under the provisions of The Mead Retirement Plan had the Participant's Accrued Benefit under that Plan been an amount equal to the amount of his Excess Earnings Benefit. Subject to the following provisions of the Plan, a Spouse's Surviving Spouse Benefit shall be distributed to her, in a single lump sum, as soon as administratively feasible (but not more than 6 months) after the date as of which payment of her Pre-Retirement Survivor Pension is commenced under The Mead Retirement Plan.

     4.3  Distribution in Discretionary Form.  Notwithstanding the provisions of
          ----------------------------------
subsection 4.1 and 4.2, but subject to the following provisions of this subsection, the Committee, in its sole discretion, may direct that the benefits payable in a single lump sum under subsection 4.1 or 4.2 be paid, beginning when otherwise distributable under either of those subsections, to the Participant or Surviving Spouse, as the case may be, in such periodic form as the Committee shall decide. If the Committee exercises the discretion vested in it by the provisions of the foregoing sentence, it may, in its sole discretion, thereafter accelerate payments to the recipient if it is determined (as provided below) that the Participant or Spouse, as the case may be, has experienced an "Unforeseeable Emergency" (as defined below), provided that the amount of any such accelerated payment shall not exceed the amount reasonably needed to satisfy the recipient's emergency need. The term "Unforeseeable Emergency" means severe financial hardship to the Participant or Spouse resulting from a sudden and unexpected illness or accident of the Participant or Spouse or of his or her

"dependent" (as defined in section 152(a) of the Code), loss of the Participant's or Spouse's property due to a casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant or Spouse, as the case may be. In determining whether an Emergency Distribution should be made consideration may be given to the extent to which his or her Unforeseeable Emergency can be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's or Spouse's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. A determination with respect to whether a Participant or Spouse has experienced an Unforeseeable Emergency shall be made:

     (a) in the case of a Participant employed, or last employed, by an Employer at a salary grade below salary grade 24 (exclusive of an elected officer of an Employer) and of his Spouse, by the Chairperson of the Committee acting for the Committee; and

     (b) in the case of a Participant employed, or last employed, by an Employer at salary grade 24 or above or as an elected officer of an Employer and of his Spouse, by the Committee.

     4.4  Distribution to a Beneficiary.  If the Committee exercises the
          -----------------------------
discretion vested in it by the first sentence of subsection 4.3 with respect to any distribution payable under subsection 4.1 or 4.2 and the Participant or Spouse dies prior to receiving periodic payments in an aggregate amount equal to the Present Value of his Excess Earnings or Surviving Spouse Benefit, as the case may be, determined as of the date as of which periodic payments commenced, the undistributed portion of the Present Value shall be distributed, in a single lump sum, to a "Beneficiary" (as defined below). The term "Beneficiary" means, with respect to any married Participant, his Spouse and,with respect to any unmarried Participant or Spouse, such natural or legal person or persons as may be designated by him (who may be designated contingently or successively). A Beneficiary designation will be effective only when a signed and dated beneficiary designation form is filed with the Committee while the Participant or Spouse is alive, which form will cancel any beneficiary designation form signed and filed earlier. If a Participant or Spouse is not survived by any Beneficiary, the Committee shall make distribution to the legal representative or representatives of the estate of the Participant or Spouse, as the case may be.


     4.5  EXCAP Credit in Lieu of Distribution.  With the approval of the
          ------------------------------------
Committee, which approval shall automatically be revoked by the Committee's exercise of its discretion under subsection 4.3, a Participant who is also a Participant in the EXCAP may elect to waive his right to receive any amount otherwise distributable to him pursuant to the provisions of subsection 4.1 and to have the same amount credited for his benefit (as of the date distribution would have been made) and subsequently distributed to him under the terms of the EXCAP. An election made by a Participant in accordance with the provisions of this subsection must be in such written form as the Committee shall decide and filed with the Plan Administrator at least one year in advance of the date of the Participant's termination of employment with the Employers and Affiliates. An election made by a Participant pursuant to the foregoing provisions of this subsection shall be revocable by him at any time that is at least one year prior to the date of his termination of employment with the

Employers and Affiliates. In no event shall this subsection be applicable to any amount distributable to a Participant's surviving Spouse pursuant to the provisions of subsection 4.2.

     4.6  Distribution to Incapacitated Persons.  Notwithstanding any other
          -------------------------------------
provision of the Plan, if a person entitled to a distribution under the Plan is determined by a court of competent jurisdiction to be physically, mentally or legally incapacitated and unable to manage his financial affairs and claim is made by a conservator or other person legally charged by such court with the care of his person, the Committee shall make distribution to such conservator or other person. Any distribution made in accordance with this subsection shall fully acquit and discharge all persons from all further liability on account thereof.

SECTION 5 - DISPUTE RESOLUTION
------------------------------

     5.1   Notice of Denial.  If any dispute arises with respect to a
           ----------------
Participant, Spouse or Beneficiary (a "Claimant") under the Plan, the Administrator will provide the Claimant with a written notice of its resolution of the dispute setting forth:

          (a)  the provisions of the Plan upon which the resolution was based;
               and

          (b)  an explanation of this claims procedure.

If the Administrator rejects a Claimant's application for failure to furnish certain necessary materials or information, the written notice to the Claimant will explain what additional material is needed and why, and advise the Claimant that he may refile a proper application. In the event that the Administrator fails to take any action on the Claimant's initial application within 90 days after receipt, the application will be deemed denied, and the Claimant's appeal rights under subsection 5.2 will be in effect as of the end of such period.

     5.2   Notice of Appeal.  Within 60 days after the receipt of the
           ----------------
Administrator's notice of resolution, the Claimant may file a written notice of appeal of the resolution with the "Claims Reviewer" (as defined below). In addition, within such appeal period, the Claimant may review pertinent documents at such reasonable times and places as the Claims Reviewer may specify and may submit any additional written material pertinent to the appeal not set forth in the notice of appeal. The appeal shall be determined by the Claims Reviewer, and the Claimant shall be entitled to appear before the Claims Reviewer to present his claim. The term "Claims Reviewer" means:

          (a) in the case of a Participant employed, or last employed, by an Employer at a salary grade below salary grade 24 (exclusive of an elected officer of an Employer) and of his Spouse or Beneficiary, the Benefit Appeals Committee, a committee appointed by the Corporate Benefits Committee of Mead; and

          (b) in the case of a Participant employed, or last employed, by an Employer at salary grade 24 or above or as an elected officer of an Employer and of his Spouse or Beneficiary, the Chairperson of the Committee.

     5.3   Decision on Appeal.  The Benefit Appeals Committee or the Chairperson
           ------------------
of the Committee, as the case may be, will make a written decision on the appeal not later than 60 days after its receipt of the notice of appeal unless special circumstances require an extension of time, in which case a decision will be given as soon as possible, but not later that 120 days after receipt of the notice of appeal. The decision on the appeal will be in writing and shall include specific reasons for the decision, making specific reference to the provision of the Plan upon which the decision was based.

SECTION 6 - AMENDMENT AND TERMINATION
-------------------------------------

     Mead, by action of the Committee, reserves the right to amend the Plan at any time. The Plan will terminate on the date on which it is terminated by Mead's Board of Directors. Neither an amendment or termination of the Plan shall, of itself, reduce the amount of a Participant's Excess Earnings Benefit, which amount shall continue to be adjusted from time to time pursuant to the provisions of Section 3 until distributed in accordance with the provisions of
Section 4.

                                FIRST AMENDMENT
                                      TO
                             THE MEAD CORPORATION
                         EXCESS EARNINGS BENEFIT PLAN

          WHEREAS The Mead Corporation ("Mead") heretofore established The Mead Corporation Excess Earnings Benefit Plan (the "Plan"); and

          WHEREAS Mead desires to amend the Plan pursuant to the power reserved to Mead's Compensation Committee by Section 6 of the Plan;

          NOW, THEREFORE, the Plan is hereby amended, effective as of June 24, 1998, as follows:

          1. Subsection 1.1 is amended by the addition of the following sentence at the end thereof:

     "The term 'Committee' means the Compensation Committee of the Board of Directors of Mead."

          2. Subsection 1.2 of the Plan is amended to read, in its entirety, as follows:

          "1.2 Plan Funding and Administration. The benefits payable under the
               -------------------------------
     Plan are unfunded and are payable, when due, from the general assets of Mead; provided, however, that Mead, in its discretion, may establish or maintain a trust to pay such amounts, which trust shall be subject to the claims of Mead's unsecured general creditors in the event of Mead's bankruptcy or insolvency; and provided, further, that Mead shall remain responsible for the payment of any such amounts which are not so paid by any such trust. The Plan shall be administered by the Vice-President-Human Resources of Mead (the "Administrator") who shall have the rights, powers and duties with respect to the Plan that are hereinafter set forth."

          3. Subsection 4.3 of the Plan is amended by the addition of the following sentence at the end thereof:

     "Notwithstanding the first sentence of this subsection 4.3, upon and after the occurrence of a Change in Control (as defined in Section 7 hereof), the discretionary power therein given the Committee to alter the form of payment of a Participant's benefits hereunder from lump sum payment to periodic payments shall be exercisable only following the Committee's receipt of a written request from the Participant for a change to periodic payments and shall be exercisable only to determine whether to grant the particular form of periodic payments so requested or to retain the lump sum payment form."

          4. The Plan is amended by the addition of the following new Section 7:

     "SECTION 7 - DEFINITION OF CHANGE IN CONTROL
      -------------------------------------------

          "For purposes of the Plan, a 'Change in Control' shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

               "(i) date of expiration of a Tender Offer (other than an offer by Mead), if the offeror acquires Shares pursuant to such Tender Offer;

               "(ii) the date of approval by the shareholders of Mead of a definitive agreement: (x) for the merger or consolidation of Mead or any direct or indirect subsidiary of Mead into or with another corporation, other than (1) a merger or consolidation which would result in the voting securities of Mead outstanding immediately prior thereto continuing to represent ((i) in the case of a merger or consolidation of Mead, either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof, or (ii) in the case of a merger or consolidation of any direct or indirect subsidiary of Mead, either by remaining outstanding if Mead continues as a parent of the merged or consolidated subsidiary or by being converted into voting securities of the surviving entity or any parent thereof) at least 51% of the combined voting power of the voting securities of Mead or such surviving or parent entity outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of Mead (or similar transaction) in which no Person (as defined below) is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of Mead (not including in the securities Beneficially Owned by such Person any securities acquired directly from Mead or its Affiliates) representing 25% or more of the combined voting power of Mead's then outstanding securities, or (y) for the sale or disposition of all or substantially all of the assets of Mead, other than a sale or disposition by Mead of all or substantially all of Mead's assets to an entity, at least 51% of the combined voting power of the voting securities of which are owned (directly or indirectly) by shareholders of Mead in substantially the same proportions as their ownership of Mead immediately prior to such sale or disposition;

               "(iii) (x) any Person is or becomes the Beneficial Owner of 25% or more of the voting power of the then outstanding securities of Mead (not including in the securities beneficially owned by such Person any securities acquired directly from Mead or its affiliates), excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x)(1) of paragraph (ii) above or (y) the date of authorization, by both a majority of the voting power of Mead and a majority of the portion of such voting power excluding the voting power of interested Shares, of a control share acquisition (as such term is defined in Chapter 1701 of the Ohio Revised Code); and

               "(iv) a change in the composition of the Board of Directors such that individuals who were members of the Board of Directors on the date two years prior to such change (and any new directors (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of Mead) who were elected, or were nominated for election, by Mead's shareholders with the affirmative vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such two year period or whose election or nomination for election was previously so approved) no longer constitute a majority of the Board of Directors.

     "Notwithstanding the foregoing, a 'Change in Control' shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of Mead immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of Mead immediately following such transaction or series of transactions.

     "'Affiliate' shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

     "'Beneficial Owner' shall have the meaning defined in Rule 13d-3 under the Exchange Act.

     "'Exchange Act' shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "'Person' shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) Mead or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Mead or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of Mead in substantially the same proportions as their ownership of stock of Mead.

     "'Shares' shall mean shares of common stock, without par value, of The Mead Corporation.

     "'Tender Offer' shall mean a tender offer or a request or invitation for tenders or an exchange offer subject to regulation under Section 14(d) of the Exchange Act and the rules and regulations thereunder, as the same may be amended, modified or superseded from time to time."

                                   AMENDMENT
                                      TO
                             THE MEAD CORPORATION
                         EXCESS EARNINGS BENEFIT PLAN

     WHEREAS, The Mead Corporation ("Mead") heretofore established The Mead Corporation Excess Earnings Benefit Plan (the "Plan") and subsequently amended the Plan, and

     WHEREAS, Mead desires to further amend the Plan pursuant to the power reserved to Mead's Compensation Committee by Section 6 of the Plan;

     NOW THEREFORE, the Plan is hereby amended, effective as of October 26, 2001, as follows:

     1.   Subsection 4.5 is revised to read as follows:

          4.5  EXCAP Credit in Lieu of Distribution.  A Participant who is also
               ------------------------------------
          a Participant in the EXCAP may elect to waive his right to receive any amount otherwise distributable to him pursuant to the provisions of subsection 4.1 and to have the same amount credited for his benefit (as of the date distribution would have been made) and subsequently distributed to him under the terms of the EXCAP. An election made by a Participant in accordance with the provisions of this subsection must be in such written form as the Committee shall decide and filed with the Plan Administrator at least three months prior to the Participant's employment termination with the Employers and Affiliates with respect to distributions made on or after employment termination or, as an additional alternative, filed at any time prior to a Change in Control (as defined in Section 3.01 of Benefits Trust Agreement) with respect to distributions made on or after a Change in Control. An election made by a Participant pursuant to the foregoing sentence shall be revocable at any time that is at least three months prior to the date of termination of employment with the Employers and Affiliates or a Change in Control, as appropriate. In no event shall this subsection be applicable to any amount distributable to a Participant's surviving Spouse pursuant to the provisions of subsection 4.2.